SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 7, 2002

HEI, INC.
(Exact Name of Registrant as Specified in Its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

0-10078	41-0944876
(Commission File Number)	(IRS Employer Identification No.)

1495 Steiger Lake Lane, Victoria, Minnesota	55386
(Address of Principal Executive Offices)	(Zip Code)

952-443-2500
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure.
SIGNATURES
INDEX TO EXHIBITS
Regulation FD Disclosure

Item 9. Regulation FD Disclosure.

     On January 7, 2002, HEI, Inc. management is meeting with analysts in one of a series of meetings. A copy of the amendment to the presentation materials of the company’s President and Chief Executive Officer are being used at this meeting and plan to be used at other meetings from time to time thereafter is filed as Exhibit 99.1 hereto.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     DATED, this 7th day of January, 2002.

HEI, Inc. By: /s/ Donald Reynolds Donald Reynolds President and Chief Operating Officer

3

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Analyst presentation of January 7, 2002.

4